FOURTH QUARTER 2016 INVESTOR CONFERENCE CALL March 2, 2017

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2 BUSINESS MIX – GROSS WRITTEN PREMIUM FOR YEAR-END 2016 2

$17.5 $25.5 $7.8 $5.8 $0 $5 $10 $15 $20 $25 $30 $35 Q4 2015 Q4 2016 M I L L I O N S Commercial Lines Personal Lines Significant top line growth: • Total gross written premium was $31.3 million for Q4 2016  Up 24.0% over the same period in 2015  Net earned premium was up 26.9% for the same period • Factors driving premium growth include:  Strong commercial lines experience in hospitality & small business accounts  Personal lines focus on low-value dwellings and less so on wind-exposed homeowners • Active claims management  Reserve strengthening in the quarter (added roughly 18 points to the loss ratio)  The accident year loss ratio was 55.1% in Q4 2016 • Expense ratio continues to improve: 45.3% for Q4 2016  Sequential quarterly reduction • 100 basis point improvement over Q3 2016 • 880 basis point improvement over Q4 2015  Expect continued downward trend as earned premiums ramp up • Book Value of $8.88 per share, or $67.8 million, of shareholders’ equity • Deferred tax assets (with 100% valuation allowance) of $8.4 million or $1.10 per share 3 OPERATING RESULTS OVERVIEW: 2016 GROSS WRITTEN PREMIUM

$12.9 $12.6 $0 $5 $10 $15 $20 $25 $30 Q4 2016 M I L L I O N S Small Business Hospitality COMMERCIAL LINES OVERVIEW • Seek leading position in niche markets we write • Focused on small to medium sized owner operators • 46.0% growth in gross written premium to $25.5 million for Q4 2016 • Writing commercial lines in all 50 states 4 GROSS WRITTEN PREMIUM YTD 2016 TOP FIVE STATES GROSS WRITTEN PREMIUM $ in thousands Michigan $ 17,572 19.9% Florida 15,966 18.1% Pennsylvania 10,497 11.9% Ohio 3,556 4.0% Montana 3,041 3.5% All Other 37,610 42.6% Total $ 88,242 100.0% * Previous years were not recorded using the current breakout $17.5 $0 $5 $10 $15 $20 $25 $30 *Q4 2015 M I L L I O N S

5 516 344 0 100 200 300 400 500 600 $11,241 $16,801 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 REPOSSESSION & TOWING COMMERCIAL AUTO: Q4 2016 12/31/2015 12/31/2016 49.5% increase 33.3% decrease 12/31/2015 12/31/2016 AVERAGE PREMIUM PER POLICY POLICIES IN FORCE UNDERWRITING ENHANCEMENTS & POLICIES IN FORCE REDUCTION • Increase of 49.5% in average premium per policy since Q4 2015 • Curtailed new business in select geographies • Focus on smaller operators (1-3 vehicles) • Total repo policies in force reduced by more than 33% since Q4 2015

$5.7 $3.4 $2.1 $2.4 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 Q4 2015 Q4 2016 M I L L I O N S Wind-Exposed Low-Value Dwelling • Gross written premium was down 25.5% during the fourth quarter • Decrease in wind-exposed homeowners - specifically Florida homeowners • Low-value dwelling ramp - up primarily in southern states, such as Texas and northern Louisiana PERSONAL LINES: LOW-VALUE DWELLING & WIND-EXPOSED HOMEOWNERS GROSS WRITTEN PREMIUM $ in thousands YTD 2016 Top Five States Texas $ 10,425 39.1% Florida 7,944 29.8% Hawaii 3,885 14.6% Indiana 3,383 12.7% Illinois 712 2.7% All Other 330 1.1% Total $ 26,681 100.0% 6 GROSS WRITTEN PREMIUM

7 Q4 2016 INCOME STATEMENT • Increased production in hospitality, small business, security services and select homeowners lines of business • 2015 investments in experienced underwriting teams are driving organic growth • Adjusted operating loss of $0.56 per diluted share for Q4 2016 • $8.88 per share, or $67.8 million, of shareholders’ equity Three Months Ended December 31, ($ in thousands, except per share data and ratios) 2016 2015 Gross Written Premium $31,308 $25,245 Net Written Premium 27,069 21,467 Net Earned Premium 24,463 19,274 Net Income (Loss) (4,421) (2,304) Net Income (Loss) Allocable to Common Shareholders (4,421) (2,304) EPS, Basic and Diluted (0.58) (0.30) Adjusted Operating Income (Loss) (4,279) (2,257) Adjusted Operating Income (Loss) per share (0.56) (0.30) 7

8 54.1% 49.8% 48.0% 46.3% 45.3% 59.2% 62.4% 61.7% 61.6% 73.4% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Expense Ratio Loss Ratio COMBINED RATIO REFLECTS IMPROVED EXPENSE RATIO • Changing the mix of business (reduced Florida exposure) expected to yield positive results • Continued premium growth will help drive ongoing combined ratio improvement as well  82% of total premiums in Q4 were from our core commercial business  For all of 2016, commercial lines accident year combined ratio was 88% 8 113.3% 109.7%112.2% 107.9% 118.7%

9 51.8% 61.2%70.5% 77.9% 56.8% 65.0% YE 2015 YE 2016 Commercial Lines Personal Lines Consolidated • Reserve strengthening impact: added 11.3 percentage points to the year-end 2016 loss ratio – largest impact from:  Florida homeowners: 2.9 percentage points  Commercial auto: 2.9 percentage points  Commercial liability: 4.0 percentage points • The accident year loss ratio for year-end 2016 was 53.7%, versus 54.7% for year-end 2015 RESULTS OVERVIEW: YEAR-END 2016 LOSS RATIO 9 Loss Ratio Target: 55%

10 54.1% 49.8% 48.0% 46.3% 45.3% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 EXPENSE RATIO: TRENDING DOWNWARD • Total expense ratio of 45.3% in Q4 2016 • Sequential expense ratio improvement quarter to quarter  Versus 49.8% in Q1 2016  Versus 48.0% in Q2 2016  Versus 46.3% in Q3 2016 • 880 basis point improvement overall since Q4 2015 • Expect continuing downward trend as earned premiums grow quarter to quarter 10 Expense Ratio Target : 35%

11 CONSERVATIVE INVESTMENT STRATEGY • Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities • Total cash & investment securities of $141.0M at December 31, 2016:  Average duration to worst: 3.2 years  Average tax-equivalent yield: ~2%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands December 31, 2016 Fair Value % of Total AAA $ 24,694 21.8% AA 50,902 45.0% A 24,012 21.2% BBB 12,430 11.0% BB 1,125 1.0% TOTAL FIXED INCOME INVESTMENTS $ 113,163 100% PORTFOLIO ALLOCATION U.S. Government Obligations 5.0% State & Local Governments 11.5% Corporate Debt 28.9% Commercial Mortgage & Asset-Backed Securities 50.7% Equity Securities 3.9%

APPENDIX

14 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands December 31, 2016 December 31, 2015 Cash and invested assets $ 141,023 $ 130,427 Reinsurance recoverables 7,498 7,044 Goodwill and intangible assets 1,007 1,427 Total assets $ 203,701 $ 177,927 Unpaid losses and loss adjustment expenses 54,651 35,422 Unearned premiums 58,126 47,916 Senior debt 17,750 12,750 Total Liabilities $ 135,907 $ 100,665 Total Shareholders' Equity $ 67,794 $ 77,262

15 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT 15 OPERATING RESULTS Three Months Ended December 31, $ in thousands, except per share data 2016 2015 Gross Written Premiums $ 31,308 $ 25,245 Ceded Written Premiums 4,239 3,778 Net Written Premiums $ 27,069 $ 21,467 Net Earned Premiums 24,463 19,274 Net investment income 548 442 Net realized investment gains 761 47 Other gains (400) -- Other income 287 175 Total revenue 25,659 19,938 Losses and loss adjustment expenses, net 18,181 11,523 Policy acquisition costs 6,997 6,344 Operating expenses 4,211 4,170 Interest expense 179 105 Total expenses 29,568 22,142 Income (loss) before equity earnings and income taxes (3,909) (2,204) Equity earnings (losses) of affiliates, net of tax 18 (52) Income tax (benefit) expense 530 48 Net income (loss) (4,421) (2,304) Less net (loss) income attributable to non-controlling interest -- -- Net income (loss) attributable to Conifer $ (4,421) $ (2,304) Net income (loss) allocable to common shareholders $ (4,421) $ (2,304) Earnings (loss) per common share, basic and diluted $ (0.58) $ (0.30) Weighted average common shares outstanding, basic and diluted 7,632,390 7,644,492

REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL

- Retain first $500,000 of each specific loss/risk
  - Reinsurance coverage in excess of $500,000 up to policy limits
- Catastrophe (CAT) reinsurance program provides $165M of protection
  - All providers are rated minimum A-
  - Corresponds to the estimated 1-in-200 year probable maximum loss (PML)
  - Net retention of $5M for first event
  - Following reinstatement, net retention of $1M for each of the next two subsequent events
- Equipment Breakdown Reinsurance Treaty
  - 100% Quota Share through Hartford Steam Boiler (A+)
  - $25M in coverage

CIC / WPIC
Specific Loss Reinsurance Treaties
Effective 01/01/2017 to 01/01/2018

CIC / WPIC / ACIC
Property-CAT Reinsurance Treaties
All layers 06/01/2016 to 06/01/2017



$20,000,000
$10,000,000
$2,000,000
$1,000,000
$500,000
Workers' Comp. / Casualty Clash
Multi-Line Excess of Loss
Retention
$165,000,000
$5,000,000
Property-CAT:
$165M XS $5M
Retention

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17 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 07/01/16 to 01/01/18 $2,000,000 $500,000 $1,000,000 Retention Multi-Line Excess of Loss Property Per Risk Multi-Line Excess of Loss $4,000,000 Homeowners Property Per Risk Reinsurance Treaty Effective 11/01/14 to 01/01/18 $300,000 Retention Property $3,000,000

Organization Structure: Corporate Overview

Conifer Holdings, Inc.

Insurance Holding Company
MI Domicile

Incorporated: 10/27/2009

- **Conifer Insurance Company**
  Property & Casualty Insurance Company
  100% owned by CHI
  MI Domicile
  Acquired: 12/21/2009
- **White Pine Insurance Company**
  Property & Casualty Insurance Company
  100% owned by CHI
  MI Domicile
  Acquired: 12/28/2010
- **Sycamore Insurance Agency**
  DBA Blue Spruce Underwriters
  Insurance Agency
  100% owned by CHI
  MI Domicile
  Created: 5/9/2012
  DBA: 10/8/2015
  - **Channel Oak General Agency, Inc.**
    50% owned by SIAI
    50% owned by AIH
    MI Domicile
    Created: 1/19/2016
    DBA: 3/1/2016
  - **Venture Agency Holdings, Inc.**
    50% owned by SIAI
    50% owned by JB
    MI Domicile
    Created: 12/29/2013
- **Red Cedar Insurance Company**
  Pure Captive Insurance Company
  100% owned by CHI
  DC Domicile
  Formed: 10/12/2011
- **American Colonial Insurance Services**
  f/k/a EGI - FL
  Managing General Agency
  100% owned by CHI
  FL Domicile
  Acquired: 11/30/2013

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